EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NuTech Digital, Inc (the "Company") on Form 10-KSB for the twelve months ending December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, A. Frederick Greenberg, Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Dated: August 8, 2008

                                     /s/ Richard M. Greenberg

                                     ---------------------

                                     Richard M. Greenberg

                                     President, Secretary and Treasurer

(Chief financial officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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